ROBERTSON STEPHENS MUTUAL FUNDS
The Diversified Growth Fund
Second-Quarter Report
June 30, 1997


DIVERSIFIED GROWTH

The Diversified Growth Fund SECOND-QUARTER REPORT

FUND PHILOSOPHY


The Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small- and mid-cap stocks. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that are positioned for growth. We also may engage in short sales of securities we expect to decline in price. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  6
Portfolio Summary  7
Schedule of Investments  8
Statement of Assets and Liabilities  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights - Class A Shares  16
Notes to Financial Statements  17
Administration  24

                                                   ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

OUTLOOK
We think the profitability potential of many of our small- and medium-sized companies is still compelling and can outpace the earnings momentum of the S&P 500, where we feel valuations are fair to overpriced.

FINANCIAL HOLDINGS REDUCED
We reduced our exposure to financial stocks during the quarter after the Fed raised funds rates earlier in the year.

TECHNOLOGY
During the quarter we increased our technology exposure in the communications and computer software industries.

ENERGY SERVICES
We also remain committed to our energy service investments as oil and gas companies look to increase production.

ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]

FUND MANAGER
JOHN L. WALLACE
Portfolio Manager
The Robertson Stephens Diversified Growth Fund


Dear Shareholder:

For the second quarter, the Diversified Growth Fund (Class A shares) was up 12.22% versus 17.40% for the S&P 500 Index. For the first half of the year, the Fund was up 7.25% versus 20.54% for the S&P 500.

MARKET ENVIRONMENT
During the second quarter, the Dow Jones Industrial Average and the S&P 500 reversed what looked to be their first official correction since 1990 and put together a very impressive rally to new highs. Small-cap stocks participated in this rally but had lagged considerably since the beginning of the year. Everyone knows that small caps have underperformed large blue-chip stocks since May 1996, but the performance gap has been dramatic.

The previous times small caps underperformed this dramatically were in 1987 and 1990. What is interesting now is that this underperformance is coming during a bull market. At this stage of the economic cycle, we are looking for companies and sectors that are benefiting from increases in capital spending and still have pricing power. We remain committed to a flexible, objective approach to equity investing, but our bias


"WE THINK THE PROFITABILITY POTENTIAL OF OUR SMALL-TO MEDIUM-SIZED COMPANIES
IS STILL COMPELLING ...."

remains more small- to mid-cap, where we continue to see greater value and growth potential. We think the profitability potential of many of our small- and medium-sized companies is still compelling and can outpace the earnings momentum of the S&P 500, where we feel valuations are fair to overpriced.

OUTLOOK
After two very strong years in 1995 and 1996, we feel that the market might return to a more normal pattern of price appreciation. Volatility has risen in 1997 after several years of below-average readings, and we have seen problems associated with price momentum investing. We feel that emphasis on valuation, stock selection, and sector rotation will return. We also believe that sustained market strength for the rest of the year requires real economic growth to remain moderate. The bond yield should remain below 7.25%. We must see continued signs of caution, and the market must broaden to include small-cap stocks as well as large-cap.

We remain focused on bottom-up research in our search for companies that we believe have a growth catalyst that will push the stock price and earnings higher. We continue to monitor the earnings progress of all of our holdings, and to remain flexible and open-minded about our investments. We want shareholders to keep in mind that capital preservation is every bit as important as growth.

PORTFOLIO
The Fund remains diversified across many S&P 500 sectors, with the top ten positions accounting for 23% of the portfolio at the end of the quarter. Our three largest holdings at quarter-end were VANS, INC. (3.10% of the Fund), APPLIED POWER, INC. (2.75%), and KEY ENERGY GROUP, INC. (2.66%). VANS manufactures and sells casual and performance footwear for men, women, and children. APPLIED POWER makes office and laboratory furniture and also manufacturers hydraulic tools and automation systems for the aerospace and transportation industries. KEY ENERGY GROUP provides oilfield well services for oil producers in western Texas.

TECHNOLOGY

FINANCIAL HOLDINGS REDUCED
We reduced our exposure to financial stocks during the quarter after the Fed raised funds rates in March. Although the Fed has remained neutral since then, the fact remains that it has started to tighten for the first time in more than two years. Thus, we believe that financial stocks are unlikely to outperform at this juncture and have made investments in sectors that we feel have stronger growth potential.

TECHNOLOGY
One such sector is technology. During the quarter we increased our technology exposure by 6.2%, particularly in the communications (ICG COMMUNICATIONS, 0.82%, and COMCAST, 0.68%) and computer software (PURE ATRIA, 1.51%, and DISCREET LOGIC, 2.29%) industries.


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
John Seabern

TRADING
Don Heidary

ADMINISTRATION
Tara Britton

Cable T.V. stocks have underperformed the market since 1993, and current valuations are at a discount to private cable valuations, resulting in attractive investment opportunities. In addition, new telecommunications and cable equipment order momentum seems to be rising.

In the PC area, capital spending remains focused on computers and software as companies and individuals seek productivity gains.

ENERGY SERVICES
We also remain committed to our energy service investments. The major international integrated oil and gas companies continue to increase their capital spending as finding costs for hydrocarbons are coming down. Our oil service investments are focused on companies that are introducing new products to help these companies lower finding costs further and to increase productivity.

"WE WANT TO REMIND INVESTORS THAT SUCCESSFUL EQUITY INVESTING IS NOT A SHORT-TERM PROPOSITION. WE LOOK FORWARD TO A LONG-TERM RELATIONSHIP WITH THE FUND'S SHAREHOLDERS."

As we move forward, we want to remind investors that successful equity investing is not a short-term proposition. We focus on and look forward to a long-term relationship with our shareholders. On behalf of the entire Diversified Growth team, I want to thank you all for your interest and support.

Sincerely,

/s/ John L. Wallace

JOHN L. WALLACE
Portfolio Manager
July 28, 1997


TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Diversified Growth Fund and the S&P 500 Index(1)
IF INVESTED ON AUGUST 1, 1996(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS


                                                                         DIVERSIFIED             S&P 500
FOR THE PERIOD ENDED 6/30/97                                             GROWTH FUND               INDEX(1)
----------------------------------------------------------------------------------------------------------------
Since inception (8/1/96)(2)                                                    33.20%              38.63%
----------------------------------------------------------------------------------------------------------------




(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2) Date that the Fund's Class A shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997

[CHART]

Convertible/Preferred 0.9%
Auto Parts/Suppliers 0.9%
Packaging/Containers 1.1%
Entertainment 2.0%
Short Positions 2.6%
Transportation 2.9%
Business/Commercial Services 3.2%
Oil/Gas Drilling 5.9%
Manufacturing/Construction 6.3%
Health/Medical/Biotechnology 10.2%
Energy/Energy Services 10.9%
Other/Other Liabilities, Net 1.7%
Technology 26.6%
Financial/REIT 14.1%
Consumer/Retail 10.7%


TOP TEN HOLDINGS

1.
VANS, INC. (3.10%)
Manufactures and sells active-casual and performance footwear for sports enthusiasts, as well as snowboard boots.

2.
APPLIED POWER, INC. (2.75%)
Provides a wide range of tools, equipment, and complete systems used by such industries as manufacturing, construction, transportation, and natural resources.

3.
KEY ENERGY GROUP, INC. (2.66%)
Provides oilfield well services for oil producers in western Texas.

4.
CAMCO INTERNATIONAL, INC. (2.33%)
Provides oilfield equipment and
services for a number of specialty applications.

5.
DISCREET LOGIC, INC. (2.29%)
Makes special-effects software that runs on Silicon Graphics workstations, and offers turnkey systems that include a workstation, software, and peripherals.

6.
CONSOLIDATED FREIGHTWAYS CORPORATION (2.09%)
Offers trucking, freight, and logistics services domestically and worldwide.

7.
INTERCARDIA INCORPORATED (2.02%)
Develops therapeutics for the treatment of cardiovascular and pulmonary diseases.

8.
PIER 1 IMPORTS, INC. (1.98%)
Sells a wide variety of imported home furnishing and related items.

9.
SMITH INTERNATIONAL, INC. (1.94%)
Manufactures and supplies a wide range of products and services to the worldwide oil and gas drilling and production and mining industries.

10.
PATTERSON ENERGY, INC. (1.93%)
Provides onshore contract drilling for oil and gas companies. Also explores for, develops, and produces oil and gas.

SCHEDULE OF INVESTMENTS



JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
BANKS - 4.6%
Bank Plus Corporation                                                                              45,000        $    489,375
TCF Financial Corporation(1)                                                                       11,800             582,625
US Bancorp(1)                                                                                       7,000             448,875
Union Planters Corporation(1)                                                                      12,500             648,437
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,169,312
-----------------------------------------------------------------------------------------------------------------------------
BEVERAGE - 0.3%
Todhunter International, Inc.                                                                      16,300             118,175
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      118,175
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.3%
CardioThoracic Systems, Inc.                                                                       42,800             599,200
Intercardia, Inc.                                                                                  41,200             947,600
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,546,800
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 2.4%
Alternative Resources Corporation                                                                  35,000             713,125
U-Ship, Inc.                                                                                      260,000             390,000
U-Ship, Inc., Restricted (2),(3)                                                                   28,986              39,131
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,142,256
-----------------------------------------------------------------------------------------------------------------------------
CLOTHING/RETAIL - 7.5%
Candie's, Inc.                                                                                     30,000             133,125
Fabri-Centers of America, Class A                                                                  22,500             613,125
Nautica Enterprises, Inc.                                                                          14,000             370,125
Pier 1 Imports, Inc.(1)                                                                            35,000             927,500
Vans, Inc.                                                                                         96,000           1,452,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,495,875
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.8%
Childrens Comprehensive Services, Inc.                                                             27,500             388,437
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      388,437
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS - 3.0%
Iomega Corporation                                                                                 30,000             596,250
Southern Electronics Corporation                                                                   62,500             804,687
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,400,937
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.6%
Citrix Systems, Inc.                                                                               10,000             438,750
JDA Software Group, Inc.                                                                           19,000             648,375
MetaCreations Corporation                                                                          35,000             385,000
Pure Atria Corporation                                                                             50,000             706,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,178,375
-----------------------------------------------------------------------------------------------------------------------------





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES - 5.9%
Data Dimensions, Inc.                                                                              31,500        $    693,000
Data General Corporation                                                                           15,000             390,000
Discreet Logic, Inc.                                                                               65,000           1,072,500
InfoNow Corporation                                                                               285,115             231,656
Intelligroup, Inc.                                                                                  8,600              82,775
Unicomp, Inc.                                                                                      42,000             294,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,763,931
-----------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.0%
Giant Cement Holding, Inc.                                                                         25,000             468,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      468,750
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/SPECIALTY RETAIL - 1.1%
Global Directmail Corporation                                                                      20,000             521,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      521,250
-----------------------------------------------------------------------------------------------------------------------------
DATA COMMUNICATIONS - 1.4%
General Cable Corporation                                                                          25,000             640,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      640,625
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 10.9%
Camco International, Inc.(1)                                                                       20,000           1,095,000
Input/Output, Inc.                                                                                 30,000             543,750
Key Energy Group, Inc.                                                                             70,000           1,246,875
Reading & Bates Corporation                                                                        22,000             588,500
Santa Fe International Corporation                                                                 21,100             717,400
Smith International, Inc.                                                                          15,000             911,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,102,775
-----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.0%
Ascent Entertainment Group, Inc.                                                                   25,000             228,125
Harvey Entertainment Company                                                                       20,000             270,000
King World Productions, Inc.                                                                       13,000             455,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      953,125
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.1%
Resource Bancshares Mortgage Group, Inc.(1)                                                        25,000             493,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      493,750
-----------------------------------------------------------------------------------------------------------------------------
FOOD RETAIL/WHOLESALE - 1.5%
International Multifoods Corporation(1)                                                            28,000             703,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      703,500
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE/HMO - 1.3%
Tenet Healthcare Corporation                                                                       20,000             591,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      591,250
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE - 3.3%
Hartford Life, Inc., Class A(1)                                                                    12,000       $     450,000
Provident Companies, Inc.(1)                                                                       11,000             588,500
United Wisconsin Services, Inc.(1)                                                                 15,000             505,312
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,543,812
-----------------------------------------------------------------------------------------------------------------------------
IRON/STEEL - 0.7%
WHX Corporation                                                                                    40,000             305,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      305,000
-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 5.3%
Applied Power, Inc., Class A(1)                                                                    25,000           1,290,625
Herman Miller, Inc.(1)                                                                             24,000             864,000
Walter Industries, Inc.                                                                            20,000             335,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,489,625
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.7%
Comcast Corporation, Special Class A(1)                                                            15,000             320,625
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      320,625
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS/DEVICES - 2.9%
Adac Laboratories(1)                                                                               25,000             590,625
Matritech, Inc.                                                                                    25,000             173,437
Novoste Corporation                                                                                35,000             573,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,337,187
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - 2.7%
American Oncology Resources, Inc.                                                                  40,000             675,000
ARV Assisted Living, Inc.                                                                          15,000             165,000
Curative Health Services, Inc.                                                                     15,000             431,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,271,250
-----------------------------------------------------------------------------------------------------------------------------
MOTOR VEHICLES/PARTS SUPPLIERS - 0.9%
Cooper Tire and Rubber Company(1)                                                                  20,000             440,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      440,000
-----------------------------------------------------------------------------------------------------------------------------
NETWORK SYSTEMS - 3.0%
3Com Corporation                                                                                   10,500             472,500
Network Computing Devices, Inc.                                                                    65,000             755,625
PairGain Technologies, Inc.                                                                        11,500             178,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,406,375
-----------------------------------------------------------------------------------------------------------------------------
OIL/GAS DRILLING - 5.9%
Cliffs Drilling Company                                                                            20,000             730,000
Nabors Industries, Inc.                                                                            29,000             725,000
Patterson Energy, Inc.                                                                             20,000             907,500
Rowan Companies, Inc.                                                                              15,000             422,812
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,785,312
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

PACKAGING/CONTAINERS - 1.1%
Crown Vantage, Inc.                                                                                30,000     $       225,000
Gaylord Container Corporation                                                                      40,000             307,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      532,500
-----------------------------------------------------------------------------------------------------------------------------
R.E.I.T. - 5.1%
Criimi Mae, Inc.(1)                                                                                40,000             640,000
Ocwen Asset Investment Corporation(1)                                                              35,000             708,750
Prime Retail, Inc.(1)                                                                              40,000             537,500
Walden Residential Properties, Inc.(1)                                                             20,000             512,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,398,750
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.1%
Genesco, Inc.                                                                                      35,000             496,562
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      496,562
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY WHOLESALE - 1.0%
Fisher Scientific International(1)                                                                 10,000             475,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      475,000
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.0%
ITI Technologies, Inc.                                                                             11,000             251,625
Qualcomm, Inc.                                                                                     15,000             763,125
Westell Technologies, Inc.                                                                         15,000             375,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,389,750
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.3%
ANTEC Corporation                                                                                  25,000             293,750
IWL Communications, Inc.                                                                           25,000             134,376
Scientific-Atlanta, Inc.(1)                                                                        30,000             656,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,084,376
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.4%
ICG Communications, Inc.                                                                           20,000             385,000
Metromedia International Group, Inc.                                                               45,000             570,939
WorldCom, Inc.                                                                                     20,000             640,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,595,939
-----------------------------------------------------------------------------------------------------------------------------
TOBACCO - 0.5%
RJR Nabisco Holdings Corporation(1)                                                                 7,500             247,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      247,500
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.9%
Consolidated Freightways Corporation                                                               60,000             982,500
MotivePower Industries, Inc.                                                                       25,000             400,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,382,500
-----------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCK - 98.5% (Cost: $38,810,527)                                                                $    46,181,186
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 0.9%
Mesa, Inc., 8.00%, Expires 6/30/08, Series A(1)                                                    65,000             434,688
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCK - 0.9% (Cost: $285,710)                                                             434,688


                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT BONDS
-----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury STRIP, Due 11/15/17(1)                                                              500,000             122,606
-----------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT BONDS - 0.3% (Cost: $113,050)                                                                        122,606


                                                                                                 WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
InfoNow Corporation, 1/2 Warrants, Strike $1.40, Expire 5/20/98(2),(4)                            285,715              69,763

-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.1% (Cost: $129,640)                                                                                 69,763



-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8% (Cost: $39,338,927)                                                                      46,808,243
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                1,243,546
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 2.6%                                     1,243,546



-----------------------------------------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 0.5%                                                              226,468
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (2.9)%                                                                                    (1,377,971)
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                     $    46,900,286
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.
(2)  Fair-value security. See 1.a. in Notes to Financial Statements.
(3)  Restricted security. See 4.d. in Notes to Financial Statements.
(4)  See 4.e. in Notes to Financial Statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


JUNE 30, 1997(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $39,338,927)                                                                      $   46,808,243
Deposits with brokers and custodian bank for securities sold short                                                  1,243,546
Receivable from brokers for securities sold short                                                                     226,468
Receivable for investments sold                                                                                       630,784
Receivable for fund shares subscribed                                                                                  13,417
Organization cost                                                                                                      35,241
Dividends/interest receivable                                                                                          10,132
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       48,967,831


-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                     758,331
Payable to custodian bank                                                                                           1,040,397
Payable for fund shares redeemed                                                                                      114,434
Accrued expenses                                                                                                       95,479
Payable to adviser                                                                                                     49,087
Payable to distributor                                                                                                  9,817
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   2,067,545


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $   46,900,286
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    37,490,089
Accumulated undistributed net investment loss                                                                        (276,798)
Accumulated net realized gain from investments                                                                      2,074,512
Accumulated net realized gain from securities sold short                                                               75,949
Net unrealized appreciation on investments                                                                          7,560,066
Net unrealized depreciation on securities sold short                                                                  (23,532)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $   46,900,286
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                             $        13.32
Net Asset Value, offering, and redemption price per share - Class A Shares
(Net assets of $46,900,286 applicable to 3,522,294 shares
of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1997(UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                         $   195,938
Interest                                                                                                               72,819
Other                                                                                                                   4,531
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                               273,288
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              282,095
Administrative services fees                                                                                           70,524
Distribution fees - Class A Shares                                                                                     70,524
Custodian fees                                                                                                         39,205
Transfer agent fees                                                                                                    36,789
Professional fees                                                                                                      29,865
Shareholder reports                                                                                                    24,435
Registration and filing fees                                                                                           22,020
Interest expense                                                                                                       17,649
Organization expense                                                                                                   11,657
Trustees' fees and expenses                                                                                            11,041
Insurance                                                                                                                 491
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                        616,295
Less: Expense waiver by adviser                                                                                       (66,209)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                   550,086
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (276,798)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN /(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON
 INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                  2,390,756
Net realized gain from securities sold short                                                                          218,140
Net change in unrealized appreciation on investments                                                                  712,571
Net change in unrealized depreciation on securities sold short                                                       (196,155)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT                        3,125,312


-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $ 2,848,514
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS



                                                                                                 FOR THE             FOR THE
                                                                                        SIX MONTHS ENDED        PERIOD ENDED
                                                                                      6/30/97 (UNAUDITED)           12/31/96(1)
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                   $         (276,798)      $    (145,399)
Net realized gain/(loss) from investments                                                      2,390,756            (316,244)
Net realized gain/(loss) from securities sold short                                              218,140            (142,191)
Net change in unrealized appreciation on investments                                             712,571           6,847,495
Net change in unrealized (depreciation)/appreciation on securities sold short                   (196,155)            172,623
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           2,848,514           6,416,284


----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                --                  --
Net investment income - Class C Shares(2)                                                               --                  --
Realized gain on investments - Class A Shares                                                         --                  --
Realized gain on investments - Class C Shares(2)                                                        --                  --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                   --                  --


----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions              (15,535,886)         53,171,374
----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                             (15,535,886)         53,171,374


----------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                      (12,687,372)         59,587,658
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           59,587,658                   0
End of period                                                                          $      46,900,286       $  59,587,658
----------------------------------------------------------------------------------------------------------------------------



(1)  The Fund commenced operations on August 1, 1996.
(2)  Class C shares were first offered on April 1, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights - Class A Shares


                                                                                                 FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                                 SIX MONTHS ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                              6/30/97 (UNAUDITED)         12/31/96(1)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                        $      12.42        $      10.00
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                (0.06)              (0.05)
Net realized gain and unrealized appreciation on investments
     and securities sold short                                                                      0.96                2.47
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                0.90                2.42


----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                              --                  --
Distributions from realized gain on investments                                                       --                  --
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $      13.32        $      12.42
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                        7.25%              24.20%
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                            $     46,900        $     59,588
Ratio of Expenses to Average Net Assets                                                             1.95%(2)            2.28%(2)
Ratio of Net Investment Loss to Average Net Assets                                                 (0.98)%(2)          (1.05)%(2)
Portfolio Turnover Rate                                                                              181%                 69%
Average Commission Rate Paid(3)                                                             $     0.0598        $     0.0526
-----------------------------------------------------------------------------------------------------------------------------



(1) Class Ashares were first issued on August 1, 1996.
(2) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser for the six months ended June 30, 1997, and the period from August 1, 1996 (Commencement of Operations) through December 31, 1996, the total return would have been 7.09% and 24.10%, respectively, the ratio of expenses to average net assets would have been 2.18% and 2.44%, respectively, and the ratio of net investment income/(loss) to average net assets would have been (1.21%) and (1.21%), respectively.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

    Per-share data with respect to Class Ashares for each period has been determined by using the average number of Class A shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the year.

    Ratios, except for total return and portfolio turnover rate, have been annualized.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Diversified Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on August 1, 1996. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, The Board of Trustees declares separate distributions of each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first offered by the Fund on April 1, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase. As of June 30, 1997, Class C had no shareholders.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At June 30, 1997, 99.9% of the Fund's long portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. At June 30, 1997, approximately 0.1% of the Fund's long portfolio was valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries in the technology and energy sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

As of December 31, 1996, the Fund had a capital loss carryforward of $421,424 which will expire by December 31, 2004. No capital gain distribution shall be made until the capital loss carry forward has been fully utilized or expires.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the exdividend date.

g. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

h. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.


NOTE 2   CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. As of June 30, 1997, Class C had no shareholders. Transactions in capital shares for Class A for the six months ended June 30, 1997, and for the period from August 1, 1996 (Commencement of Operations) to December 31, 1996, were as follows:

Class A

1/1/97 - 6/30/97                                     SHARES             AMOUNT
------------------------------------------------------------------------------
Shares sold                                       2,624,414      $  33,502,753

Shares reinvested                                         -                  -
------------------------------------------------------------------------------
                                                  2,624,414         33,502,753

------------------------------------------------------------------------------
Shares redeemed                                 (3,901,530)       (49,038,639)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net decrease                                    (1,277,116)      $(15,535,886)
------------------------------------------------------------------------------

8/1/96 - 12/31/96                                    SHARES             AMOUNT
------------------------------------------------------------------------------
Shares Sold                                       6,310,303      $  70,534,742
Shares reinvested                                         -                  -
------------------------------------------------------------------------------
                                                  6,310,303         70,534,742


------------------------------------------------------------------------------
Shares redeemed                                 (1,510,893)       (17,363,368)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                      4,799,410      $  53,171,374
------------------------------------------------------------------------------



NOTE 3   TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the Fund incurred investment advisory fees and administrative fees of $282,095 and $70,524, respectively. RSIM has voluntarily agreed to waive any annual operating expenses, excluding class-specific expenses, of the Fund's Class A shares and Class C shares exceeding an annual expense ratio of 1.95%. For the six months ended June 30, 1997, the Adviser voluntarily agreed to waive fees of $66,209 for Class A shares and $0 for Class C shares.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the six months ended June 30, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,041 for the six months ended June 30, 1997.

c. DISTRIBUTION FEES:

The Fund has entered into agreements with  LLC ("RS
& Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributable to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the six months ended June 30, 1997, for Class A, and for the period from April 1, 1997 (Commencement of Offering) through June 30, 1997, for Class C, the Fund incurred distribution fees of $70,524 and $0, respectively.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each Fund for which the financial institution is the financial institution of record. For the period from April 1, 1997 (Commencement of Offering) through June 30, 1997, for Class C, the Fund incurred no shareholder servicing fees.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended June 30, 1997, the Fund paid brokerage commissions of $47,536 to RS & Co., which represented 18% of total commissions paid during this period.

NOTE 4  INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments purchased and proceeds of securities sold short for federal income tax purposes was $39,565,395. Accumulated net unrealized appreciation on investments and securities sold short was $7,536,534, consisting of gross unrealized appreciation and depreciation of $8,892,663 and $1,356,129, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the six months ended June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $98,270,760 and $110,884,812, respectively.

c. SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, equities and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets. At June 30, 1997, the Fund had 0% of its total assets in short positions. For the six months ended June 30, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $12,176,838 and $10,584,857, respectively.

Included in the "Other Liabilities, Net" category in the Schedule of Investments is the following security sold short where the Fund has purchased the underlying security to effectively close out the short position. Included in Receivable from Brokers for Securities Sold Short is $226,468 for this covered short position. At June 30, 1997, the cost of the associated long position and the unrealized appreciation on investments and securities sold short is $159,250 and $67,218. At June 30, 1997, the Fund chose not to complete the transactions which would have required delivery of the purchased security to the lender. The Fund does not consider this boxed position as an investment.

SECURITY                                    SHARES                      VALUE
-----------------------------------------------------------------------------
Westell Technologies                        10,000                  $ 250,000
-----------------------------------------------------------------------------
                                                                    $ 250,000
-----------------------------------------------------------------------------

d. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At June 30, 1997, the Fund held restricted securities with an aggregate value of $39,131, which represented 0.1% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                                      SHARES     COST    VALUE    ACQUISITION
SECURITY                               (000)    (000)    (000)           DATE
-----------------------------------------------------------------------------
U-Ship, Inc.                              29      $50      $39        4/28/97
-----------------------------------------------------------------------------
                                                  $50      $39
-----------------------------------------------------------------------------

e. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

NOTE 5   MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as early as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P.
and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
    President, Chief Executive Officer
Leonard B. Auerbach, Trustee
    President and Chairman of
    Auerbach Associates, Inc.
John W. Glynn, Jr., Trustee
    Principal and Chairman of
    Glynn Capital Management
James K. Peterson, Trustee
    Former Director of the
    IBM Retirement Funds
John P. Rohal, Trustee
    Managing Director and Director of
    Research, Robertson, Stephens & Co.
Terry R. Otton
    Chief Financial Officer
Dana K. Welch
    Secretary

INVESTMENT ADVISER
Robertson Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Diversified Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 29, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE DIVERSIFIED GROWTH FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara.

THE GLOBAL VALUE FUND
APPLYING A CASH FLOW VALUE METHODOLOGY WORLDWIDE - Uses a methodology that combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON, STEPHENS & COMPANY

BRINGING THE FUND MANAGERS TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-  Knowledgeable mutual
   fund representatives.

-  Automated access to daily
   net asset values.

-  Portfolio Manager Hotline,
   24 hours a day.

1-800-766-3863


ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

[LOGO]

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-  Automated account
   information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Robertson Stephens Diversified Growth Fund's computer quotation symbol is RSDGX.



The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.